U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------


                                    FORM 8-K



                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): June 2, 2003



                           EASTGROUP PROPERTIES, INC.
             ----------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



       Maryland                        1-7094                     13-2711135
----------------------------   ------------------------      -------------------
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
of Incorporation)                                            Identification No.)


      300 One Jackson Place, 188 East Capitol Street, Jackson, MS 39201-2195
      ----------------------------------------------------------------------
             (Address of Principal Executive Offices, including zip code)

                                (601)354-3555
              --------------------------------------------------
             (Registrant's telephone number, including area code)

                                 Not Applicable
           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On June 2, 2003, EastGroup Properties, Inc. (the "Company") filed a prospectus supplement with the Securities and Exchange Commission in connection with the Company's offering of 1,320,000 shares of 7.95% Series D Cumulative Redeemable Preferred Stock. The Series D Preferred Stock was issued on July 2, 2003, has a $25 liquidation value per share and will be redeemable at the option of the Company on or after June 27, 2008. The offering resulted in net proceeds of approximately $32,300,000 that were used to redeem the Company's outstanding 9.00% Series A Cumulative Redeemable Preferred Stock.

Item 7.   Financial Statements and Exhibits.

(c) Exhibits.
          (4)  Articles  Supplementary  creating  the Series D  Preferred  Stock
               (incorporated   by  reference  to  Exhibit  3  to  the  Company's
               Registration  Statement on Form 8-A filed with the SEC on June 6,
               2003).

          (5)  Opinion of Jaeckle Fleischmann & Mugel, LLP regarding legality.

          (8) Opinion of Jaeckle Fleischmann & Mugel, LLP as to certain tax matters.

          (23) Consents of Jaeckle Fleischmann & Mugel, LLP (included as part of
               Exhibits 5 and 8).

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 17, 2003

                                     EASTGROUP PROPERTIES, INC.



                                     By: /s/ N. KEITH MCKEY
                                         -------------------------------------
                                         N. Keith McKey
                                         Executive Vice President,
                                         Chief Financial Officer, Secretary
                                         and Treasurer

                                  Exhibit Index

Exhibit No.         Description
(4)                 Articles Supplementary creating the Series D Preferred Stock
                    (incorporated by reference to Exhibit  3  to  the  Company's
                    Registration  Statement  on Form 8-A  filed  with the SEC on
                    June 6, 2003).

(5) Opinion of Jaeckle Fleischmann & Mugel, LLP regarding legality.

(8) Opinion of Jaeckle Fleischmann & Mugel, LLP as to certain tax matters.

(23) Consents of Jaeckle Fleischmann & Mugel, LLP (included as part of Exhibits 5 and 8).


                                                                      Exhibit 5
                                 June 2, 2003


EastGroup Properties, Inc.
300 One Jackson Place
188 East Capitol Street
Jackson, Mississippi 39201

          Re:  Issuance  and  Sale  of  1,320,000   shares  of  7.95%  Series  D
               Cumulative Redeemable Preferred Stock (the "Securities")

Ladies and Gentlemen:

     As your counsel we have examined the Company's Registration Statement on Form S-3 (File No. 333-58309) (the "Registration Statement") and the Company's Prospectus Supplement dated June 2, 2003 with respect to the Securities and we are familiar with the documents referred to therein and incorporated therein by reference. We have also examined the Company's Articles of Incorporation, as amended, and Bylaws, as amended, such records of proceedings of the Company as we deemed material, and such other proceedings of the Company as we deemed necessary for the purpose of this opinion.

     We have examined the proceedings heretofore taken and we are informed as to the procedures proposed to be followed by the Company in connection with the authorization, issuance and sale of the Securities. In our opinion the Securities to be issued by the Company will be, when issued and paid for pursuant to the Registration Statement and the Prospectus Supplement, duly authorized for issuance by all necessary corporate action and, upon the issuance thereof in accordance with their terms, the Securities will be legally issued, fully paid and non-assessable.

     We consent to the filing of this opinion as an exhibit to the Company's Current Report on Form 8-K and to all references to our firm in the Prospectus Supplement.

                                       Very truly yours,

                                       /s/ JAECKLE FLEISCHMANN & MUGEL, LLP

                                                                      Exhibit 8
                                  June 2, 2003

EastGroup Properties, Inc.
300 One Jackson Place
188 East Capitol Street
Jackson, MS 39201-2195

          Re:  Certain Federal Income Tax Matters

Ladies and Gentlemen:

     We are legal counsel to EastGroup Properties, Inc., a Maryland corporation (the "Company"), and have represented the Company in connection with the issuance of 1,320,000 shares of 7.95% Series D Cumulative Redeemable Preferred Stock. For the purposes of this Opinion Letter, the term "Subsidiary" means any corporation, limited partnership or limited liability company for which the Company owns fifty percent (50%) or more of the outstanding equity interests.

     In rendering this opinion, we have reviewed (i) the Company's Registration Statement on Form S-3 (No. 333-58309); (ii) the Company's Prospectus Supplement dated June 2, 2003, (iii) the Company's Articles of Incorporation as filed with the Secretary of State of Maryland, and the Certificate of Incorporation or other organizational documents of each Subsidiary, as amended; (iv) the Company's Bylaws and the Bylaws of each Subsidiary, as amended; (v) the partnership agreements for partnerships or joint ventures in which the Company or a Subsidiary is a partner; (vi) the operating agreements for limited liability companies in which the Company or a Subsidiary is a member; and (vii) the Company's Federal Income Tax Returns for the years ended December 31, 1997, 1998, 1999, 2000 and 2001.

     We have reviewed with management of the Company the investments and operations of the Company and its Subsidiaries. We have also reviewed certain documents of the Company and its Subsidiaries relating to the ownership and operation of selected real estate properties and other investments, including management agreements and partnership agreements relating to such properties and forms of leases relating to the Company's or its Subsidiaries' interest in such properties, and we rely upon representations made to us by management of the Company that such documents are representative of those existing and in effect with respect to other properties of the Company and its Subsidiaries. Our discussions with management focused on, among other things, the number and holdings of stockholders of the Company; the actual and proposed distribution policy of the Company; various record keeping requirements; the composition of the assets of the Company; the magnitude of personal property included in its or its Subsidiaries' real property leases; the income generated from subleases of its real property; the services rendered to the Company's tenants and non-tenants; and other matters which we deem relevant and upon which we rely for purposes of rendering this opinion. Furthermore, where such factual representations involve terms defined in the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury regulations thereunder (the "Regulations"), published rulings of the Internal Revenue Service (the "Service"), or other relevant authority, we have explained such terms to the Company's representatives and are satisfied that the Company's representatives understand such terms and are capable of making such factual representations.

     In rendering this opinion we have relied, as to factual matters, upon a certificate of an officer of the Company (the "Officer's Certificate"). Although we have not independently verified the truth, accuracy or completeness of the factual representations contained in the Officer's Certificate and the underlying assumptions upon which they are based, after reasonable inquiry and investigation, nothing has come to our attention that would cause us to question them.

     Based upon the foregoing, we are of the opinion that: (1) for its taxable years ended December 31, 1997 through December 31, 2002, the Company has continuously been organized and has operated in conformity with the requirements for qualification as a "real estate investment trust" under the Code; (2) the Company's current and proposed organization and method of operation will permit it to continue to meet the requirements for taxation as a "real estate investment trust" under the Code for its 2003 taxable year and thereafter; and
(3) the federal income tax discussion described in the Prospectus Supplement under the caption "Material United States Federal Income Tax Consequences" is correct in all material respects and fairly summarizes in all material respects the federal income tax laws referred to therein.

     We note, however, that the ability of the Company to qualify as a real estate investment trust for any year will depend upon future events, some of which are not within the Company's control, and it is not possible to predict whether the facts set forth in the Registration Statement, the Prospectus Supplement, the Officer's Certificate and this Opinion Letter will continue to be accurate in the future. In addition, our opinions are based on the Code and the regulations thereunder, and the status of the Company as a real estate investment trust for federal income tax purposes may be affected by changes in the Code and such regulations.

     We consent to being named as Counsel to the Company in the Registration Statement and the Prospectus Supplement, to the references in the Registration Statement and the Prospectus Supplement to our firm and to the inclusion of a copy of this Opinion Letter as an exhibit to the Company's Current Report on Form 8-K.

                                         Very truly yours,

                                         /s/ JAECKLE FLEISCHMANN & MUGEL, LLP